Exhibit 99.1

PRESS RELEASE

Hertz Global Holdings Announces Proposed $500 Million Private Offering of Senior Notes by The Hertz Corporation

Estero, Fla., September 8, 2016 — Hertz Global Holdings, Inc. (NYSE: HTZ) (the “Company”) announced today that its wholly-owned subsidiary The Hertz Corporation (“Hertz”), intends to offer $500 million aggregate principal amount of senior notes (the “Notes”), subject to market and other conditions, in a private offering (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Notes will pay interest semi-annually in arrears. The Notes are expected to be guaranteed on a senior unsecured basis by the domestic subsidiaries of Hertz that guarantee its senior credit facilities from time to time.

In connection with the offering of the Notes, Hertz intends to redeem an aggregate principal amount of Hertz’s 6.75% Senior Notes due 2019 (the “2019 Notes”) equal to the gross proceeds of the Offering in accordance with the terms of the Indenture, dated as of February 8, 2011, as supplemented (the “Indenture”), among Hertz, the guarantors from time to time party thereto, and the Trustee.

The Company also announced today that its wholly-owned subsidiary Hertz Holdings Netherlands B.V., a private company with limited liability incorporated under the laws of the Netherlands expects to offer up to €225 million aggregate principal amount of senior notes during the week of September 12, 2016 in a private offering exempt from the registration requirements of the Securities Act, subject to market and other conditions.

Neither of the two offerings is contingent upon the successful completion of the other offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the Notes (and the guarantees of the Notes) or any other securities, nor will there be any sale of the Notes (or any guarantees of the Notes) or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The Notes (and the guarantees of the Notes) will be issued in reliance on the exemption from the registration requirements provided by Rule 144A under the Securities Act and, outside of the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. None of the Notes and such guarantees have been registered under the Securities Act or any state or other jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state and other jurisdiction’s securities laws.  This press release does not constitute a notice of redemption under the Indenture for the 2019 Notes nor an offer to tender for, or purchase, any 2019 Notes or any other security

ABOUT THE COMPANY

Hertz Global operates the Hertz, Dollar and Thrifty vehicle rental brands in approximately 10,000 corporate and franchisee locations throughout North America, Europe, Latin America,  Africa, the Middle East, Asia,Australia, and New Zealand. Hertz Global is one of the largest worldwide airport general use vehicle rental companies, and the Hertz brand is one of the most recognized in the world. Product and service initiatives such as Hertz Gold Plus Rewards, Carfirmations, Mobile Wi-Fi and unique vehicles offered through the Adrenaline, Dream, Green and Prestige Collections set Hertz Global apart from the competition.  Additionally, Hertz Global owns the vehicle leasing and fleet management leader Donlen Corporation, operates the Hertz 24/7 hourly vehicle rental business in international markets and sells vehicles through its Rent2Buy program. For more information about Hertz Global, visit: www.hertz.com.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release include “forward-looking statements.” Forward-looking statements include information concerning our liquidity and our possible or assumed future results of operations, including descriptions of our business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. We believe these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K.

Among other items, such factors could include: the effect of the debt markets on the Offering; the ability of the Hertz to price the Offering on the terms and within the timeframe anticipated by Hertz; Hertz’s ability to satisfy the closing conditions to the Offering; any claims, investigations or proceedings arising as a result of the restatement of our previously issued financial results; our ability to remediate the material weaknesses in our internal controls over financial reporting; levels of travel demand, particularly with respect to airline passenger traffic in the U.S. and in global markets; the effect of our separation of our vehicle and equipment rental businesses, any failure by Herc Holdings Inc. to comply with the agreements entered into in connection with the separation and our ability to obtain the expected benefits of the separation; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets on rental volume and pricing, including on our pricing policies or use of incentives; increased vehicle costs due to declines in the value of our non-program vehicles; occurrences that disrupt rental activity during our peak periods; our ability to purchase adequate supplies of competitively priced vehicles and risks relating to increases in the cost of the vehicles we purchase; our ability to accurately estimate future levels of rental activity and adjust the number and mix of vehicles used in our rental operations accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning vehicles and to refinance our existing indebtedness; our ability to adequately respond to changes in technology and customer demands; our ability to maintain access to third-party distribution channels, including current or favorable prices, commission structures and transaction volumes; an increase in our vehicle costs or disruption to our rental activity, particularly during our peak periods, due to safety recalls by the manufacturers of our vehicles; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles; any impact on us from the actions of our franchisees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate acquisitions and complete dispositions; our ability to maintain favorable brand recognition; costs and risks associated with litigation and investigations; risks related to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt, the fact that substantially all of our consolidated assets secure certain of our outstanding indebtedness and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our Senior Facilities, our outstanding unsecured Senior Notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; risks associated with operating in many different countries, including the risk of a violation or alleged violation of applicable anticorruption or antibribery laws; our ability to successfully outsource a significant portion of our information technology services or other activities; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; changes to our senior management team and the dependence of our business operations on our senior management team; the effect of tangible and intangible asset impairment charges; our exposure to uninsured claims in excess of historical levels; fluctuations in interest rates and commodity prices; our exposure to fluctuations in foreign exchange rates; and other risks described from time to time in periodic and current reports that we file with the SEC.

The Company therefore cautions you against placing undue reliance on forward looking statements.  All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements.  All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information: Investor Relations: Leslie Hunziker, (239) 301-6300, investorrelations@hertz.com or Media: Hertz Media Relations, (844) 845-2180 (toll-free), mediarelations@hertz.com

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